Federated Hermes Clover Small Value Fund
A Portfolio of Federated Hermes Equity Funds
CLASS A SHARES (TICKER VSFAX) CLASS C SHARES (TICKER VSFCX) CLASS R SHARES (TICKER VSFRX) INSTITUTIONAL SHARES (TICKER VSFIX) CLASS R6 SHARES (TICKER VSFSX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED NOVEMBER 30, 2020
Effective June 30, 2021, in order to reflect a reduction in the Fee Limits (as defined below), under the section entitled “Risk/Return Summary: Fees and Expenses” please replace the “Fee Table” in its entirety with the following:
RISK/RETURN SUMMARY: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell the Fund’s Class A Shares (A), Class CShares (C),Class R Shares (R), Institutional Shares (IS) and Class R6 Shares (R6). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., A class) of Federated Hermes Funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 14 and in “Appendix B” to this Prospectus.
Shareholder Fees (fees paid directly from your investment)	A	C	R	IS	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) Fee	[1]0.00%	0.75%	0.50%	None	None
Other Expenses	0.58%	0.62%	0.34%	0.34%	0.26%
Total Annual Fund Operating Expenses	1.48%	2.27%	1.74%	1.24%	1.16%
Fee Waivers and/or Expense Reimbursements[2]	(0.34)%	(0.32)%	(0.51)%	(0.35)%	(0.34)%
Total Annual Fund Operating Expenses After Fee Waivers and/orExpense Reimbursements	1.14%	1.95%	1.23%	0.89%	0.82%
1
 The Fund has adopted a Distribution (12b-1) Plan for its A class pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum amount of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees (the “Trustees”).
2
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective June 30, 2021, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A, C, R, IS and R6 classes (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.94%, 1.22%, 0.88% and 0.81% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) July 1, 2022; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
June 25, 2021

Federated Hermes Clover Small Value Fund Federated Hermes Funds 4000 Ericsson Drive Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455463 (6/21)
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